UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

Aligos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39617	82-4724808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Corporate Dr., 2nd Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(800) 466-6059

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALGS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2024, Aligos Therapeutics, Inc. (the “Company”) effected a 1-for-25 reverse stock split of its common stock (the “Reverse Stock Split”). At the 2024 annual meeting of stockholders held on June 27, 2024 (the “Annual Meeting”), the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion following the Annual Meeting, to amend the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s authorized, issued and outstanding voting and non-voting common stock at an exchange ratio of not less than 1-for-5 and not more than 1-for-30 with the exact ratio to be set within this range by the Board in its sole discretion. On July 24, 2024, following the Annual Meeting, the Board approved the Reverse Stock Split and on August 6, 2024, a Reverse Split Committee of the Board approved of the final ratio of 1-for-25 for the Reverse Stock Split. On August 14, 2024, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend the Company’s amended and restated certificate of incorporation and effect the Reverse Stock Split. The Reverse Stock Split became effective at 12:01 a.m., Eastern Time, on August 19, 2024.

As a result of the Reverse Stock Split, every 25 shares of the Company’s common stock issued or outstanding was automatically reclassified into one new share of common stock without any action on the part of the holders. The Reverse Stock Split does not modify any rights or preferences of the shares of the Company’s common stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding options and awards of restricted stock units, as applicable, and common and pre-funded warrants exercisable for shares of common stock, as well as to the number of shares issuable under the Company’s equity incentive plans and certain existing agreements. The shares of common stock issued pursuant to the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split did not affect the par value of the common stock.

No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the closing sale price per share of common stock as reported on the Nasdaq Capital Market on August 16, 2024, the last trading day immediately preceding the effective time of the Reverse Stock Split, multiplied by the number of shares of pre-split common stock held by the stockholder that would otherwise have been exchanged for such fractional share interests.

The Reverse Stock Split is primarily intended to bring the Company into compliance with the minimum required closing bid price for continued listing on the Nasdaq Capital Market. Trading of the Company’s common stock on the Nasdaq Capital Market commenced on a split-adjusted basis when the market opened on August 19, 2024, under the existing trading symbol “ALGS.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 01626L 204.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Aligos Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “may,” “could,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “seek,” “contemplate,” “potential,” “continue” or “project” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations, and include without limitation, statements regarding the Reverse Stock Split and expectations with respect to compliance with the minimum required closing bid price for continued listing on the Nasdaq Capital Market. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business and other risks described in the Company’s filings with the Securities and Exchange Commission. Risks and uncertainties that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: risks and uncertainties inherent in the drug development process, including Aligos’ clinical stage of development, the process of designing and conducting clinical trials, the regulatory approval processes, market conditions and their impact on the trading price of Aligos’ common stock on the Nasdaq Capital Market; other factors discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024; and other risks and uncertainties described in filings by the Company with the Securities and Exchange Commission, including those discussed under the heading “Risk Factors” in the Company’s periodic reports filed with the Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the period ended June 30, 2024 and its other reports. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to revise or update these statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events after the date of this Report except as required by applicable law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGOS THERAPEUTICS, INC.

Date: August 19, 2024	By:	/s/ Lesley Ann Calhoun
Lesley Ann Calhoun
Executive Vice President, Chief Financial Officer